UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2006

SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-50142 (Commission File Number)	20-1470649 (I.R.S. Employer Identification No.)

136 East South Temple Suite 2112
Salt Lake City, Utah 84111
(Address and telephone number of principal executive offices) (Zip Code)

(801) 521-5703
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

We previously described on the Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 6, 2006, that we amended our Articles of Incorporation to reflect a name change from “Welund Fund, Inc.” to “Solar Power, Inc.” pursuant to the filing of the Amendment to Articles of Incorporation with the Nevada Secretary of State (the “Amendment”) on October 4, 2006. We are amending the Form 8-K filed with the SEC on October 6, 2006 to reflect that the Amendment was filed with the Nevada Secretary of State on October 5, 2006. Accordingly the effective date of the Amendment is October 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC.
a Nevada Corporation

Dated: October 16, 2006	/s/ Steve Strasser
Steve Strasser,
President